UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 30, 2013 (Date of earliest event reported)
Silicon Graphics International Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51333 (Commission File Number)	32-0047154 (IRS Employer Identification Number)

46600 Landing Parkway (Address of principal executive offices)		94538 (Zip Code)
510-933-8300 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 30, 2013, Silicon Graphics International Corp. (the "Company") issued a press release announcing financial results for the Company's fiscal first quarter ended September 27, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Silicon Graphics International Corp. dated October 30, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2013	SILICON GRAPHICS INTERNATIONAL CORP. By: /s/ Jennifer W. Pileggi Jennifer W. Pileggi Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Silicon Graphics International Corp. dated October 30, 2013